AdvisorDesigns Variable Annuity	Issued by:	First Security Benefit Life Insurance and Annuity Company of New York

Supplement Dated September 1, 2006,
To Current Prospectus Dated May 1, 2006

The table "Objectives for Underlying Funds" is revised to read as follows for the Rydex VT Commodities Fund entry:

Underlying Fund	Share Class (if applicable)	Investment Objective	Investment Adviser
Rydex VT Commodities Fund		Seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's current benchmark is the GSCI® Total Return Index.	Rydex Investments 9601 Blackwell Rd., Suite 500 Rockville, MD 20850

Please Retain This Supplement For Future Reference